UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 9, 2007

SPATIALIGHT, INC. (Exact Name of Registrant as Specified in Its Charter)

New York (State or Other Jurisdiction of Incorporation)

000-19828 (Commission File Number)	16-1363082 (IRS Employer Identification No.)

Five Hamilton Landing Suite 100 Novato, California (Address of Principal Executive Offices)	94949 (Zip Code)

(415) 883-1693 (Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

    The Company has received evidence that LG Electronics, Inc. (“LGE”) communicated its intention to terminate a material Supply Agreement with the Company to Mr. Don Suh in mid-October 2006 in the form of an email to Mr. Suh’s personal email account. The mid-October e-mail to Mr. Suh from LGE was first disclosed to SpatiaLight executives during settlement discussions by LGE’s legal counsel on July 24, 2007. As previously disclosed, the Company was notified orally on March 9, 2007 in LGE’s offices in Seoul, Korea of their intent to stop all rear projection TV business, which in compliance with SEC rules and regulations, was disclosed to the public on March 16, 2007 on Form 10-K.  At the time of the October email, Mr. Suh was the Company’s Senior Vice President for Marketing and Sales. He was later appointed as the Company’s Chief Executive Officer on November 6, 2006 and was terminated on December, 12, 2006. The Company believes that the communication from LGE was not an effective termination notice under the LCoS Supply Agreement, which requires that the notice be sent in writing, by certified mail, to the Chief Executive Officer at the Company’s offices in Novato, CA.

    However, certain statements in the Company’s Quarterly Report on Form 10-Q, which was certified by Mr. Don Suh and filed with the Securities and Exchange Commission on November 11, 2006, express an expectation of future deliveries to LGE under the Supply Agreement and do not reflect the receipt of the October 2006 communication. As of August 9, 2007, the Company determined that the $1,429,925 impairment charge relating to its Korean manufacturing facility reflected in the first quarter of 2007 should have been reflected as of December 31, 2006 and that the Company’s financial statements as of December 31, 2006; March 31, 2007; and June 30, 2007, and the periods then ended, as reported in its Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 16, 2007; and Quarterly Reports on Form 10-Q and Form 10-Q/A filed with the Securities and Exchange Commission on May 10, 2007, August 9, 2007, and August 13, 2007, should not be relied upon for this reason. The Company expects to file amended reports by August 20, 2007 reflecting the retiming of the impairment charge for the Korean facility to December 31, 2006.

    The Company’s Chief Executive Officer and the Board of Directors have discussed the matters set forth above with the Company’s independent accountants.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPATIALIGHT, INC. (Registrant)

Date: August 15, 2007	By: /s/ David F. Hakala
Name: David F. Hakala Title: Chief Executive Officer